Exhibit 10.24

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Amendment One to License and Option Agreement

This Amendment One to License and Option Agreement (the “Amendment”) is effective as of January 15, 2019 (the “Amendment Effective Date”), by and between Janssen Pharmaceutica N.V. (“Janssen”) and TRACON Pharmaceuticals, Inc., a Delaware corporation (“Licensee”).  Each of Janssen and Licensee is sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, Janssen and Licensee are parties to that certain License and Option Agreement, effective as of September 27, 2016 (the “Agreement”), pursuant to which Janssen granted to Licensee an exclusive, worldwide license under certain Janssen technology and intellectual property rights to develop, manufacture and commercialize any AR Mutant Compound or NIK Compound (each as defined in the Agreement), and any product containing an AR Mutant Compound or NIK Compound, on the terms and conditions set forth in the Agreement; and

WHEREAS, the Parties now desire to amend the Agreement, in accordance with Section 13.8 thereof, to decrease the number of patients necessary to satisfy the conditions set forth in the definition of “AR Mutant POC Trial.”

Now, Therefore, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.	Amendment of the Agreement

The Parties hereby agree to amend the terms of the Agreement as provided below, effective as of the Amendment Effective Date.  Except to the extent the Agreement is explicitly amended by this Amendment, the Agreement will remain in full force and effect in accordance with its terms.  Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings such terms are given in the Agreement.

Section 1.10 of the Agreement is hereby deleted and replaced in its entirety with the following:

“1.10.AR Mutant POC Trial” means the first Clinical Trial of the AR Mutant Product containing the AR Mutant Compound set forth on Schedule AR Mutant Compound of the Schedule Letter as the only active ingredient that satisfies the following criteria: (a) such Clinical Trial has [***]; and (b) such Clinical Trial has [***]

1.

[***] = Certain Confidential Information Omitted

[***].  For purposes of this definition, [***] means that [***].”

2.	Miscellaneous

2.1Full Force and Effect. This Amendment amends the terms of the Agreement and is deemed incorporated into the Agreement.  The provisions of the Agreement, as amended by this Amendment, remain in full force and effect.

2.2Entire Agreement.  The Agreement, as amended by this Amendment, constitutes the entire agreement, both written and oral, between the Parties with respect to the subject matter hereof, and any and all prior agreements with respect to the subject matter hereof, either written or oral, expressed or implied, are superseded hereby, merged and canceled, and are null and void and of no effect.

2.3Counterparts. This Amendment may be executed in one or more counterparts, each of which will be an original and all of which together will constitute one instrument.

[Signature Page Follows]

2.

[***] = Certain Confidential Information Omitted

In Witness Whereof, the Parties have executed this Amendment as of the Amendment Effective Date.

Janssen PHARMACEUTICA N.V.

By:/s/ L. Verbeeck

Name:L. Verbeeck                                             __________

Title:Member of Management Board Janssen Pharmaceutica N.V.

Janssen PHARMACEUTICA N.V.

By:/s/ Bart Van WaeyenBerge

Name:Bart Van WaeyenBerge

Title:General Manager

TRACON PHARMACEUTICALS, INC.

By:/s/ Charles Theuer, M.D., Ph.D.

Name:Charles Theuer, M.D., Ph.D.

Title:   CEO

[Signature Page to Amendment One to License and Option Agreement]